UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2011
Chevron Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-00368	94-0890210

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

6001 Bollinger Canyon Road, San Ramon, CA	94583

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (925) 842-1000
None
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
(a) Chevron Corporation’s 2011 Annual Meeting of Stockholders was held on May 25, 2011.
(b) Stockholders voted on the matters, with the final voting results, set forth below.
1.	The nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
L.F. Deily	1,348,518,800	15,736,141	6,084,883	308,596,366
R.E. Denham	1,336,273,865	28,429,892	5,636,067	308,596,366
R.J. Eaton	1,340,802,305	23,872,097	5,665,422	308,596,366
C. Hagel	1,347,156,757	16,919,837	6,263,230	308,596,366
E. Hernandez	1,324,438,064	39,368,465	6,533,295	308,596,366
G.L. Kirkland	1,351,736,665	13,969,741	4,623,914	308,596,366
D.B. Rice	1,346,503,423	17,514,576	6,321,825	308,596,366
K.W. Sharer	1,323,935,264	40,639,860	5,764,700	308,596,366
C.R. Shoemate	1,342,376,764	22,233,940	5,729,120	308,596,366
J.G. Stumpf	1,325,742,430	38,908,472	5,688,922	308,596,366
R.D. Sugar	1,295,961,472	68,679,984	5,698,368	308,596,366
C.W. Ware	1,217,677,886	147,118,055	5,543,883	308,596,366
J.S. Watson	1,323,553,892	41,953,417	4,832,515	308,596,366
2.	The Board of Director’s proposal to ratify the appointment of PricewaterhouseCoopers LLP as Chevron’s independent registered public accounting firm for 2011 was approved based on the following votes:

Votes for	1,655,767,633	99.0%
Votes against	16,641,393	1.0%
Abstentions	6,527,164
Broker non-votes	Brokers were permitted to cast stockholder non-votes (i.e. uninstructed shares) at their discretion on this proposal item and such non-votes are reflected in the votes for or against or abstentions.
3.	The Board of Director’s proposal for stockholders to approve, on an advisory basis, the compensation of Chevron’s named executive officers was approved based on the following votes:

Votes for	1,325,880,355	97.8%
Votes against	29,307,746	2.2%
Abstentions	15,151,723
Broker non-votes	308,596,366
4.	The Board of Director’s proposal for stockholders to vote on whether future advisory votes on the compensation of Chevron’s named executive officers should occur every year, every two years, or every three years, or to abstain from such voting, received the following votes:

1 Year	1,147,606,480	84.2%
2 Years	8,386,724	0.6%
3 Years	206,344,388	15.2%
Abstentions	8,002,232
Broker non-votes	308,596,366

5.	The stockholder proposal regarding the appointment of an independent director with environmental expertise was not approved based on the following votes:

Votes for	330,618,956	24.8%
Votes against	1,000,293,032	75.2%
Abstentions	39,427,836
Broker non-votes	308,596,366
6.	The stockholder proposal to amend Chevron’s By-laws regarding a human rights committee of the Board was not approved based on the following votes:

Votes for	60,294,060	3.0% (shares outstanding)
Votes against	1,078,571,502	53.7% (shares outstanding)
Abstentions	231,474,262
Broker non-votes	308,596,366
7.	The stockholder proposal regarding a sustainability metric for executive compensation was not approved based on the following votes:

Votes for	73,123,616	5.6%
Votes against	1,224,457,729	94.4%
Abstentions	72,758,479
Broker non-votes	308,596,366
8.	The stockholder proposal regarding guidelines for country selection was not approved based on the following votes:

Votes for	300,954,221	23.9%
Votes against	956,020,960	76.1%
Abstentions	113,364,643
Broker non-votes	308,596,366
9.	The stockholder proposal regarding financial risks from climate change was not approved based on the following votes:

Votes for	82,272,719	7.3%
Votes against	1,048,129,377	92.7%
Abstentions	239,937,728
Broker non-votes	308,596,366
10.	The stockholder proposal regarding hydraulic fracturing was not approved based on the following votes:

Votes for	446,550,049	40.5%
Votes against	656,663,442	59.5%
Abstentions	267,126,333
Broker non-votes	308,596,366
11.	The stockholder proposal regarding offshore oil wells was not approved based on the following votes:

Votes for	97,513,750	8.6%
Votes against	1,032,560,611	91.4%
Abstentions	240,265,463
Broker non-votes	308,596,366

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEVRON CORPORATION
Dated: June 1, 2011	By	/s/ CHRISTOPHER A. BUTNER
Christopher A. Butner
Assistant Secretary and Managing Counsel, Securities/Corporate Governance